UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report:
July 10, 2006
EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On July 10, 2006, several of our officers will make a presentation to banks and potential investors in connection with the refinancing of our credit facilities. In addition, on July 10, 2006, we issued a press release announcing our intent, as part of our refinancing, to enter into a new five-year $500 million revolving credit facility with Deutsche Bank AG New York Branch. A copy of the slide presentation is attached as Exhibit 99.A and a copy of the press release is attached as Exhibit 99.B and such exhibits are incorporated into this Section 7.01 by this reference.
     The information disclosed in this Item 7.01, and the exhibits listed under Item 9.01 of this Current Report on Form 8-K, are furnished solely for the purpose of complying with Regulation FD.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

99.A	Slide presentation dated July 10, 2006.
99.B	Press release dated July 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ John R. Sult

John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)
Dated: July 10, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.A	Slide presentation dated July 10, 2006.
99.B	Press release dated July 10, 2006.